Exhibit 99.1 Investor Day May 3, 2021Exhibit 99.1 Investor Day May 3, 2021

Important Information FORWARD-LOOKING STATEMENTS: All statements in this presentation, other than statements of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, expectations regarding amount and timing of future acquisitions, developments, and redevelopments, estimates of future NOI from non-same-store properties, and estimates on impact of growth on our future results. All forward-looking statements speak only as of the date of this presentation. These forward-looking statements involve known and unknown risks and uncertainties, which may cause Public Storage’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance are described from time to time in Public Storage’s filings with the Securities and Exchange Commission, including in Item 1A, “Risk Factors” in Public Storage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. These risks include, but are not limited to, the following: general risks associated with the ownership and operation of real estate, including changes in demand, risk related to development, expansion and acquisition of self-storage facilities, potential liability for environmental contamination, natural disasters and adverse changes in laws and regulations governing property tax, real estate and zoning; risks associated with economic downturns in the national and local markets in which we operate; risks associated with the COVID-19 pandemic (the “COVID Pandemic”) or similar events, including negative economic impacts which could reduce the demand for our facilities or increase tenant delinquencies and regulatory actions to close or limit access to our facilities, limit our ability to set rents or limit our ability to collect rent or evict delinquent tenants; the risk that there could be an out-migration of population from our markets which would reduce demand for our facilities; risks related to increased reliance on Google as a customer acquisition channel; risks associated with international operations including, but not limited to, unfavorable foreign currency rate fluctuations and changes in tax laws; the impact of the legal and regulatory environment, as well as national, state and local laws and regulations including, without limitation, those governing environmental issues, taxes, our tenant reinsurance business, and labor; risks due to ballot initiatives or other actions that could remove the protections of Proposition 13 with respect to our real estate and result in substantial increases in our assessed values and property tax bills in California; changes in United States federal or state tax laws related to the taxation of real estate investment trusts (“REITs”) and other corporations; security breaches or a failure of our networks, systems or technology could adversely impact our operations or our business, customer and employee relationships or result in fraudulent payments; risks associated with the self-insurance of certain business risks; and delays and cost overruns on our projects to develop new facilities or expand our existing facilities. Public Storage disclaims any obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, new estimates, or other factors, events or circumstances after the date of this presentation, except where required by law. NON-GAAP MEASURES: This presentation contains non-GAAP measures, including FFO and NOI. Non-GAAP measures should not be considered as an alternative to, or more meaningful than, net income (determined in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and is not an alternative to, or more meaningful than, cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity. Non-GAAP measures have limitations as they do not include all items of income and expense that affect operations and, accordingly, should always be considered as supplemental financial results to those presented in accordance with GAAP. In addition, other REITs may compute these measures differently, so comparisons among REITs may not be helpful. Please refer to our SEC periodic reports for definitions of our non-GAAP measures and reconciliations to the nearest GAAP measures. 2Important Information FORWARD-LOOKING STATEMENTS: All statements in this presentation, other than statements of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, expectations regarding amount and timing of future acquisitions, developments, and redevelopments, estimates of future NOI from non-same-store properties, and estimates on impact of growth on our future results. All forward-looking statements speak only as of the date of this presentation. These forward-looking statements involve known and unknown risks and uncertainties, which may cause Public Storage’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance are described from time to time in Public Storage’s filings with the Securities and Exchange Commission, including in Item 1A, “Risk Factors” in Public Storage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. These risks include, but are not limited to, the following: general risks associated with the ownership and operation of real estate, including changes in demand, risk related to development, expansion and acquisition of self-storage facilities, potential liability for environmental contamination, natural disasters and adverse changes in laws and regulations governing property tax, real estate and zoning; risks associated with economic downturns in the national and local markets in which we operate; risks associated with the COVID-19 pandemic (the “COVID Pandemic”) or similar events, including negative economic impacts which could reduce the demand for our facilities or increase tenant delinquencies and regulatory actions to close or limit access to our facilities, limit our ability to set rents or limit our ability to collect rent or evict delinquent tenants; the risk that there could be an out-migration of population from our markets which would reduce demand for our facilities; risks related to increased reliance on Google as a customer acquisition channel; risks associated with international operations including, but not limited to, unfavorable foreign currency rate fluctuations and changes in tax laws; the impact of the legal and regulatory environment, as well as national, state and local laws and regulations including, without limitation, those governing environmental issues, taxes, our tenant reinsurance business, and labor; risks due to ballot initiatives or other actions that could remove the protections of Proposition 13 with respect to our real estate and result in substantial increases in our assessed values and property tax bills in California; changes in United States federal or state tax laws related to the taxation of real estate investment trusts (“REITs”) and other corporations; security breaches or a failure of our networks, systems or technology could adversely impact our operations or our business, customer and employee relationships or result in fraudulent payments; risks associated with the self-insurance of certain business risks; and delays and cost overruns on our projects to develop new facilities or expand our existing facilities. Public Storage disclaims any obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, new estimates, or other factors, events or circumstances after the date of this presentation, except where required by law. NON-GAAP MEASURES: This presentation contains non-GAAP measures, including FFO and NOI. Non-GAAP measures should not be considered as an alternative to, or more meaningful than, net income (determined in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and is not an alternative to, or more meaningful than, cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity. Non-GAAP measures have limitations as they do not include all items of income and expense that affect operations and, accordingly, should always be considered as supplemental financial results to those presented in accordance with GAAP. In addition, other REITs may compute these measures differently, so comparisons among REITs may not be helpful. Please refer to our SEC periodic reports for definitions of our non-GAAP measures and reconciliations to the nearest GAAP measures. 2

Welcome to Public Storage 3 3Welcome to Public Storage 3 3

Agenda Ownership in Growing Platforms Company Overview 1 5 Organic Growth Powered by Innovation Balance Sheet Strategy & Outlook 2 6 Q&A Panel Four-Factor Acceleration of Portfolio Growth Q&A Panel 3 7 Q&A Panel Complementary Growth Engines 4 4 4Agenda Ownership in Growing Platforms Company Overview 1 5 Organic Growth Powered by Innovation Balance Sheet Strategy & Outlook 2 6 Q&A Panel Four-Factor Acceleration of Portfolio Growth Q&A Panel 3 7 Q&A Panel Complementary Growth Engines 4 4 4

1 Company Overview 51 Company Overview 5

Introduction Joe Russell Chief Executive Officer 6 6Introduction Joe Russell Chief Executive Officer 6 6

The Leading Self-Storage Owner, Operator & Developer $ 1972 2,600+ 2.9B founded facilities 2020 revenues $ 5,600 182M 2.0B employees net rentable 2020 NOI square feet 1.6M 39 customers states in place Source: Company filings and data Note: As of 3/31/21 unless otherwise noted. Property count, square footage, and state count include properties under contract as of 4/13/21. 7 7 7The Leading Self-Storage Owner, Operator & Developer $ 1972 2,600+ 2.9B founded facilities 2020 revenues $ 5,600 182M 2.0B employees net rentable 2020 NOI square feet 1.6M 39 customers states in place Source: Company filings and data Note: As of 3/31/21 unless otherwise noted. Property count, square footage, and state count include properties under contract as of 4/13/21. 7 7 7

The Self-Storage Industry Leader Iconic Brand Unmatched Scale Best Portfolio Greatest consumer awareness #1 position in 14 of our 15 top markets 2.2x the number of owned stores relative to our next competitor Marketing cost advantages Data history and access advantages Most “A” locations Employee pride Margin expanding revenue, expense, and overhead efficiencies Unique opportunity through higher-return development program 8 8The Self-Storage Industry Leader Iconic Brand Unmatched Scale Best Portfolio Greatest consumer awareness #1 position in 14 of our 15 top markets 2.2x the number of owned stores relative to our next competitor Marketing cost advantages Data history and access advantages Most “A” locations Employee pride Margin expanding revenue, expense, and overhead efficiencies Unique opportunity through higher-return development program 8 8

The Portfolio Growth Leader Portfolio Square Feet Added (millions) Past Fifteen Years Past Ten Years Past Two Years 90 52 20 42 52 32 21 9 15 18 6 4 2 Public Extra Space Life Storage CubeSmart Public Extra Space Life Storage CubeSmart Public National Extra Space CubeSmart Life Storage Storage Storage Storage Storage Storage Storage Storage Affiliates Source: Company filings Note: Figures are for owned properties and include 2021 acquisitions announced as of 4/13/21. 9 9The Portfolio Growth Leader Portfolio Square Feet Added (millions) Past Fifteen Years Past Ten Years Past Two Years 90 52 20 42 52 32 21 9 15 18 6 4 2 Public Extra Space Life Storage CubeSmart Public Extra Space Life Storage CubeSmart Public National Extra Space CubeSmart Life Storage Storage Storage Storage Storage Storage Storage Storage Affiliates Source: Company filings Note: Figures are for owned properties and include 2021 acquisitions announced as of 4/13/21. 9 9

The Leading Self-Storage Operator

Rental Revenue Per Available Square Foot[1]


$16.40
$14.05
Public Storage
Self-Storage REIT Peer Average

Net Operating Income Per Available Square Foot[1]


$12.86
$10.20
Public Storage
Self-Storage REIT Peer Average

Operating Margin[1]


76%
70%
Public Storage
Self-Storage REIT Peer Average

Public Storage

Source: Company filings

Note: Self-Storage REIT Peer Average includes CubeSmart (CUBE), Extra Space (EXR), Life Storage (LSI), and National Storage Affiliates (NSA).

1. Same-store portfolio metrics for 2020. Public Storage operating margin is based on direct net operating income in order to be comparable with peer reporting methodologies.

10

Increasing Adoption is a Secular Demand Tailwind Self Storage Utilization % of U.S. Population Using Self Storage 10% 9% 9% 8% Expanding endorsement of 7% the utility and convenience 6% of self storage 5% 4% 3% 3% 2% 1% 0% Source: U.S. Census and Self-Storage Almanac 11 11 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020Increasing Adoption is a Secular Demand Tailwind Self Storage Utilization % of U.S. Population Using Self Storage 10% 9% 9% 8% Expanding endorsement of 7% the utility and convenience 6% of self storage 5% 4% 3% 3% 2% 1% 0% Source: U.S. Census and Self-Storage Almanac 11 11 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Embedded Generational Demand U.S. Population by Age and Generation in 2020 (Millions) 5.0 4.0 3.0 Two of the most populous Future Core Core Customer Base generations in history are 2.0 Customer 30 – 60 years old aging into our core 1.0 consumer life stage 0.0 0 12 24 36 48 60 72 84 96 Age Silent Greatest Gen-Z Millennials Gen-X Baby Boomers Gen Gen Source: U.S. Census and Knoema 12 12Embedded Generational Demand U.S. Population by Age and Generation in 2020 (Millions) 5.0 4.0 3.0 Two of the most populous Future Core Core Customer Base generations in history are 2.0 Customer 30 – 60 years old aging into our core 1.0 consumer life stage 0.0 0 12 24 36 48 60 72 84 96 Age Silent Greatest Gen-Z Millennials Gen-X Baby Boomers Gen Gen Source: U.S. Census and Knoema 12 12

Competitive Advantages for the Future High-Integrity Team & Culture An innovation-driven culture with broad diversity Unmatched Scale & Locations Multi-Lever External Growth Half of the U.S. population lives Unique acquisition, development, and within a Public Storage trade area redevelopment expertise drives value creation Platform Strength & Innovation Growth-Oriented Balance Sheet Iconic Brand Continuous first-mover strategy, technology, and Capacity to fund Strongest consumer recognition with platform innovation with an unmatched data set further accretive growth accompanying scalable economic benefits 13 13Competitive Advantages for the Future High-Integrity Team & Culture An innovation-driven culture with broad diversity Unmatched Scale & Locations Multi-Lever External Growth Half of the U.S. population lives Unique acquisition, development, and within a Public Storage trade area redevelopment expertise drives value creation Platform Strength & Innovation Growth-Oriented Balance Sheet Iconic Brand Continuous first-mover strategy, technology, and Capacity to fund Strongest consumer recognition with platform innovation with an unmatched data set further accretive growth accompanying scalable economic benefits 13 13

Our Commitment to Sustainable Value Creation

Environmental

A Low Impact Company

- **Light footprint** | Energy, carbon, water, and waste intensities 89% lower than other property types on average
- **Proactive initiatives** | Focus on further reducing our impact and generating ROIC through initiatives including LED lighting, solar power, and low water use landscaping across the portfolio
- **Low obsolescence** | Properties retain physical and functional usefulness over decades
- **High structural resilience** | Designed and built to mitigate the impact of climate and natural disasters

Social

A People Focus

- **PS Cares Emergency Fund** | Established to provide additional incentive pay, childcare assistance, extended paid time off, and mental wellness support during the pandemic
- **High-integrity culture** | Built on accountability, entrepreneurship, employee development, diversity, and inclusion
- **Diverse team** | 52% people of color and 69% female
- **Training and development** | Over 367,000 training hours in 2020
- **Health, Safety, and Wellbeing** | Comprehensive benefits and programs provided to nearly all employees, including part-time

Governance

Integral to operational, financial, and reputational resilience

- **Significant board refreshment** | Added 7 new trustees over 2 years, increasing diversity and reducing average tenure to less than 5 years
- **New executive compensation plan** | Well-aligned with our strategy of creating sustainable long-term value though a multi-year and multi-metric approach
- **Enhanced communication** | Committed to deeper and more frequent communication with investors and analysts
- **Enterprise Risk Management** | Focused on operational risk, cyber security, and data privacy
- **Highest ethical standards** | Foundational structure for oversight and accountability, promoting fairness and compliance, and proactively managing risk

Public Storage

14

Exceptional Team Focused on Growth



Joe Russell
Chief Executive Officer
18 years



Tom Boyle
Chief Financial Officer
5 years



Natalia Johnson
Chief Administrative Officer
5 years



Nathan Vitan
Chief Legal Officer
5 years



Michael Braine
Chief Technology Officer
1 year



David W. Collins
VP, Head of Marketing
14 years



Richard Craig
VP, Revenue Management
20 years



Andres Friedman
SVP, Development
5 years



Capri Haga
SVP, Risk Management
15 years



Philip Kim
Chief Data and Analytics Officer
1 year



Steven Lentin
EVP, Field Operations
16 years



Michael McGowan
SVP, Acquisitions
24 years



Peter Panos
President, Third Party Management
22 years



John Sambuco
President, Asset Management
30 years

Public Storage

Note: Years refer to tenure at Public Storage. Joe Russell includes his time at PS Business Parks.

15

Leadership Innovation Growth Most recognized brand Digital customer experience Revenue growth and expense control Best locations Technology platform Portfolio expansion through acquisition, development, and redevelopment Great people Operating model transformation Third party management Strongest balance sheet Revenue optimization and data science Storage insurance 16 16Leadership Innovation Growth Most recognized brand Digital customer experience Revenue growth and expense control Best locations Technology platform Portfolio expansion through acquisition, development, and redevelopment Great people Operating model transformation Third party management Strongest balance sheet Revenue optimization and data science Storage insurance 16 16

Who We Are People, Culture, Empowerment Natalia Johnson Chief Administrative Officer 17 17Who We Are People, Culture, Empowerment Natalia Johnson Chief Administrative Officer 17 17

Our People Power the Public Storage Brand 18Our People Power the Public Storage Brand 18

Our Winning Culture Market Leadership Integrity & Accountability Entrepreneurship Seek, hire, and retain great people Enhance competitive advantages embracing the mottos “Do the right through a focus on ideation, thing” and “Tell it like it is” experimentation, and innovation Development & Advancement Diversity & Inclusion Prioritize employee development through Our long-held practice of hiring “the initiatives geared towards personal and best” has fostered a diverse and career advancement inclusive workforce 19 19Our Winning Culture Market Leadership Integrity & Accountability Entrepreneurship Seek, hire, and retain great people Enhance competitive advantages embracing the mottos “Do the right through a focus on ideation, thing” and “Tell it like it is” experimentation, and innovation Development & Advancement Diversity & Inclusion Prioritize employee development through Our long-held practice of hiring “the initiatives geared towards personal and best” has fostered a diverse and career advancement inclusive workforce 19 19

Diverse Workforce Reflects Our Local Communities Proud to have a diverse and inclusive workforce that reflects the communities we serve Our 5,600 person workforce is: % 32% % 39 52% 69 People of Female People of Female Color Managers Color Managers % % 10 35 Baby Boomer Gen X Age Distributed % 15% 40 Gen Z Millennial 20Diverse Workforce Reflects Our Local Communities Proud to have a diverse and inclusive workforce that reflects the communities we serve Our 5,600 person workforce is: % 32% % 39 52% 69 People of Female People of Female Color Managers Color Managers % % 10 35 Baby Boomer Gen X Age Distributed % 15% 40 Gen Z Millennial 20

Team of Experienced Industry Experts Average Tenure Tenured industry experts 9 Years 6 Years Corporate employees Field management Robust succession planning Hiring forward-looking expertise 6 Years 4 Years Call center employees Property management 21 21Team of Experienced Industry Experts Average Tenure Tenured industry experts 9 Years 6 Years Corporate employees Field management Robust succession planning Hiring forward-looking expertise 6 Years 4 Years Call center employees Property management 21 21

Investing in the Best Team in the Industry >$ Training and Development 10M • Blended learning approach PS Cares Emergency Fund • 68 hours / person / year • Personal and career based coaching % 80 Employee Engagement Employee survey participation rate • Constant feedback • Annual anonymous survey • Focused response % 76 Employee Engagement Score Comprehensive Benefits • Progressive medical premiums • Sponsored back up child care • 401(k) match 22 22Investing in the Best Team in the Industry >$ Training and Development 10M • Blended learning approach PS Cares Emergency Fund • 68 hours / person / year • Personal and career based coaching % 80 Employee Engagement Employee survey participation rate • Constant feedback • Annual anonymous survey • Focused response % 76 Employee Engagement Score Comprehensive Benefits • Progressive medical premiums • Sponsored back up child care • 401(k) match 22 22

A Competitive Market-Level Approach to Wages Market based approach to attract and retain talent We target to be within 10% of the retail median in each market Analytical and real time adjustment of wages to attract and retain Monthly incentive contest to engage and motivate performance Increased our starting wage rates by 9% since January 2020 23 23A Competitive Market-Level Approach to Wages Market based approach to attract and retain talent We target to be within 10% of the retail median in each market Analytical and real time adjustment of wages to attract and retain Monthly incentive contest to engage and motivate performance Increased our starting wage rates by 9% since January 2020 23 23

Thriving Careers Behind the Orange Door Roger Brandi Tony VP, Continuous Improvement Delinquent Tenant Specialist Divisional Manager 11 years 14 years 23 years 24Thriving Careers Behind the Orange Door Roger Brandi Tony VP, Continuous Improvement Delinquent Tenant Specialist Divisional Manager 11 years 14 years 23 years 24

25 2525 25

2 Organic Growth Powered by Innovation 262 Organic Growth Powered by Innovation 26

Organic Growth Organic Growth Po Powered by Innovati wered by Innovation on Customer Experience Advancement Digital and in-store, Property of Tomorrow NOI Growth through Innovation Operating Model Transformation Data Science Driven Revenue Growth Increase customer satisfaction at a lower cost Revenue maximization structure to improve margins 27 27Organic Growth Organic Growth Po Powered by Innovati wered by Innovation on Customer Experience Advancement Digital and in-store, Property of Tomorrow NOI Growth through Innovation Operating Model Transformation Data Science Driven Revenue Growth Increase customer satisfaction at a lower cost Revenue maximization structure to improve margins 27 27

The Customer Experience <<< Customer Experience Video Shown Here >>> 28The Customer Experience <<< Customer Experience Video Shown Here >>> 28

Brand & Customer Acquisition David W. Collins VP, Head of Marketing 29 29Brand & Customer Acquisition David W. Collins VP, Head of Marketing 29 29

Power of the Public Storage Brand Technology Largest national footprint of any self-storage provider with high visibility physical recognition — “Buildings as Billboards” Scale Public Storage was the top search term for our industry in 2020 Branded search represents 43% of our paid search volume at 1/3 the cost of non-brand search Brand 2/3 of our search traffic comes at no media cost through search engine optimization (SEO) & maps 30Power of the Public Storage Brand Technology Largest national footprint of any self-storage provider with high visibility physical recognition — “Buildings as Billboards” Scale Public Storage was the top search term for our industry in 2020 Branded search represents 43% of our paid search volume at 1/3 the cost of non-brand search Brand 2/3 of our search traffic comes at no media cost through search engine optimization (SEO) & maps 30

Unparalleled Brand Recognition & High Customer Satisfaction

Which Of The Self Storage Companies Are You Aware Of?



Public Storage
73%
CubeSmart
47%
Extra Space
38%
Life Storage
36%

Highly Rated: "Has Friendly & Courteous Staff"

Google Reviews

"Excellent Service"
4.8 Rating

Highly Rated: "Is a Company I Can Trust"

Excellent

Genuine Customer Reviews

TRUSTPILOT

4.7 TrustScore

Public Storage

Source: Peerless Insights blind consumer study – Self Storage REITs – Q1 2021 – N= 4024 / TrustPilot.com Q1 2021 / Google.com Q1 2021

31

Customer Journey Begins Online Optimized Website Paid Search Maps & SEO (Search Digital Engine Optimization) Marketing A disciplined and centralized approach Enhanced visibility through Top-of-mind campaigns coding and content through display and media-buying activities 32Customer Journey Begins Online Optimized Website Paid Search Maps & SEO (Search Digital Engine Optimization) Marketing A disciplined and centralized approach Enhanced visibility through Top-of-mind campaigns coding and content through display and media-buying activities 32

Paid Search Top Five Search Terms % 43 1. Public Storage $ per click of our paid search move-ins are generated by the term 2. Storage Units Near Me $$$ per click “Public Storage” 3. Storage Near $$$ per click Terms Ranked In 4. Storage Units $$$ per click Order of Industry % Search Volume 5. Storage $$$ per click 33 the cost of non “Public Storage” search terms Source: Google, Jan – Dec 2020 33 33Paid Search Top Five Search Terms % 43 1. Public Storage $ per click of our paid search move-ins are generated by the term 2. Storage Units Near Me $$$ per click “Public Storage” 3. Storage Near $$$ per click Terms Ranked In 4. Storage Units $$$ per click Order of Industry % Search Volume 5. Storage $$$ per click 33 the cost of non “Public Storage” search terms Source: Google, Jan – Dec 2020 33 33

Two-Thirds of Search Traffic Comes at No Cost SEO Results — Top 20 Industry Terms Public Storage Visibility In 93% Unpaid Search Results 0% 20% 40% 60% 80% 100% Maps Public Storage showed an organic listing for 93% of top self-storage Google searches 2/3 of our search traffic comes at no media cost through SEO & Maps SEO Source: Google, Jan-Dec 2020 34Two-Thirds of Search Traffic Comes at No Cost SEO Results — Top 20 Industry Terms Public Storage Visibility In 93% Unpaid Search Results 0% 20% 40% 60% 80% 100% Maps Public Storage showed an organic listing for 93% of top self-storage Google searches 2/3 of our search traffic comes at no media cost through SEO & Maps SEO Source: Google, Jan-Dec 2020 34

Targeted Digital Marketing 35Targeted Digital Marketing 35

Digital Marketing Strategy Paired with the Leading Brand Digital Strategy Focused on 4 Key Pillars Dedicated team of talented professionals Centralized 25 Digital Strategy digital strategy employees Brand Advertising / Search Engine Delivers Best Marketing Efficiency Dedicated budget for digital marketing ~ % 95 PublicStorage.com Social & Media Content of total marketing budget 36 36Digital Marketing Strategy Paired with the Leading Brand Digital Strategy Focused on 4 Key Pillars Dedicated team of talented professionals Centralized 25 Digital Strategy digital strategy employees Brand Advertising / Search Engine Delivers Best Marketing Efficiency Dedicated budget for digital marketing ~ % 95 PublicStorage.com Social & Media Content of total marketing budget 36 36

Marketing Advantages of Brand and Scale

Five-Year Average Marketing Spend (% of Same Store Revenues)


1.7%
1.7%
2.2%
2.4%
Public Storage
CubeSmart
Extra Space
Life Storage

Brand, Scale, and Expertise lead to lower customer acquisition costs

Public Storage

Source: Company filings
Note: National Storage Affiliates (NSA) excluded due to lack of disclosure. CubeSmart benefits from inclusion of tenant insurance in revenues.

37

Customer Experience & Operations Steven Lentin EVP, Field Operations 38 38Customer Experience & Operations Steven Lentin EVP, Field Operations 38 38

Committed to a Best-In-Class Best Digital Customer Locations Experience Experience Outstanding Service 39Committed to a Best-In-Class Best Digital Customer Locations Experience Experience Outstanding Service 39

Best Locations Across the Best Markets Top 15 Markets 1. Los Angeles 9. Dallas 2. San Francisco 10. Houston 3. New York 11. Orlando 4. Seattle 12. Philadelphia 5. Washington DC 13. West Palm Beach 6. Miami 14. Tampa 7. Chicago 15. Charlotte 8. Atlanta Source: Company filings and data 40 40 40Best Locations Across the Best Markets Top 15 Markets 1. Los Angeles 9. Dallas 2. San Francisco 10. Houston 3. New York 11. Orlando 4. Seattle 12. Philadelphia 5. Washington DC 13. West Palm Beach 6. Miami 14. Tampa 7. Chicago 15. Charlotte 8. Atlanta Source: Company filings and data 40 40 40

Omnichannel Customer Experience WebCHAMP2, our proprietary Reservation Channels centralized operating system, enables all channels Desktop Mobile Call Center Property Office Affiliates Integrated digital transactions Move-In Options Consistent and optimized ® experience across all channels Property Office eRental Kiosk 41 41Omnichannel Customer Experience WebCHAMP2, our proprietary Reservation Channels centralized operating system, enables all channels Desktop Mobile Call Center Property Office Affiliates Integrated digital transactions Move-In Options Consistent and optimized ® experience across all channels Property Office eRental Kiosk 41 41

Removing Friction from the Move-In Process ® Online eRental agreement utilization by new customers Public Storage Life Storage ≈ Rent and pay for your space online — today. Skip the rental counter and head CubeSmart straight to your space on move- in day. Extra Space 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Source: Company filings and management commentary 42 42Removing Friction from the Move-In Process ® Online eRental agreement utilization by new customers Public Storage Life Storage ≈ Rent and pay for your space online — today. Skip the rental counter and head CubeSmart straight to your space on move- in day. Extra Space 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Source: Company filings and management commentary 42 42

Ensuring a Consistent and Quality Experience Digital Experience People Interaction Properties • Comprehensive training curriculum • Modern responsive website • Holistic brand refresh • 85%+ of customers visit the website • Standardized sales processes • Higher visibility with the building being the sign • 65%+ of website visits are from mobile devices • Digital and contactless options • Enhanced security features • 24 hour customer service department • 48% of rentals are completed on the website • Environmentally conscious • Top industry SEO ranking • New Public Storage App delivered in 2021 43Ensuring a Consistent and Quality Experience Digital Experience People Interaction Properties • Comprehensive training curriculum • Modern responsive website • Holistic brand refresh • 85%+ of customers visit the website • Standardized sales processes • Higher visibility with the building being the sign • 65%+ of website visits are from mobile devices • Digital and contactless options • Enhanced security features • 24 hour customer service department • 48% of rentals are completed on the website • Environmentally conscious • Top industry SEO ranking • New Public Storage App delivered in 2021 43

Investing in Our Properties John Sambuco President, Asset Management 44 44Investing in Our Properties John Sambuco President, Asset Management 44 44

Property of Tomorrow Holistic Brand Refresh Before After Select Program Enhancements: Public Storage Orange Large sign format Updated office Before After Smart property elements Environmental efficiencies Smart property elements 45Property of Tomorrow Holistic Brand Refresh Before After Select Program Enhancements: Public Storage Orange Large sign format Updated office Before After Smart property elements Environmental efficiencies Smart property elements 45

Making Our Properties Smart and Efficient

System-wide upgrades to our assets

Developed Digital Property Access Systems

- Developed in partnership with OpenTech Alliance
- Only self-storage REIT with portfolio-wide centralized access control and corresponding utilization data

LED Lighting and Solar Power

- Portfolio-wide lighting program in progress (external lighting is complete and internal will be 50% complete by 2022)
- Solar power installation at over 1,000 properties by 2025

Efficient HVAC and Elevators

- Centralized monitoring and control drive operating and environmental efficiency
- Over 30,000 HVAC units and 2,400 elevators across the portfolio

Smart Cameras and Security

- Technology-driven safety and deterrence
- Rapid programmatic upgrade of more than 30,000 devices across the portfolio is in progress.

Internet of Things (IoT) optimizes asset management

ROI-prioritized smart initiatives are in-progress across functions:

- LED: 23% average ROI
- Solar: 20% average ROI

Public Storage

46

Our Low-Impact Footprint

Environmental Intensities

Metric	Public Storage	Other Property Type Average[1]	Public Storage Relative Impact
Energy Consumption (kWh/SqFt)	1.7515	14.0604	-88%
Carbon Emission ($MTCO_{2e}$/SqFt)	0.0006	0.0055	-89%
Water Consumption (Kgal/SqFt)	0.0016	0.0262	-94%
Waste Production (MT/SqFt)	0.0001	0.0007	-86%

Environmental Highlights

Low Impact I Inherently light footprint that we further reduce through initiatives such as our transition to paperless workflow in 2018

Low Obsolescence I Properties retain functional and physical usefulness over decades

High Structural Resilience I Properties are built to withstand the test of time

Public Storage

Source: Public Storage 2019 Sustainability Report, Urban Land Institute.
1. Urban Land Institute Greenprint Performance Report, Volume 10. Other property types include multifamily, office, industrial, retail, and hotels.

47

Accelerating the Program Completion Outlook (by % of property revenues) properties 2,100 $ 100% total investment 600M 85% 70% Executed by a 75 75-person team 55% 35% Prioritizing high 15% revenue markets 2018-2020 2021E 2022E 2023E 2024E 2025E 48 48Accelerating the Program Completion Outlook (by % of property revenues) properties 2,100 $ 100% total investment 600M 85% 70% Executed by a 75 75-person team 55% 35% Prioritizing high 15% revenue markets 2018-2020 2021E 2022E 2023E 2024E 2025E 48 48

Property of Tomorrow’s Benefits Further strengthening the industry’s number one brand Better customer experience Better employee experience Greater economic and environmental efficiency 49 49Property of Tomorrow’s Benefits Further strengthening the industry’s number one brand Better customer experience Better employee experience Greater economic and environmental efficiency 49 49

The Digital Transformation of Self- Storage Operations Natalia Johnson Michael Braine Chief Administrative Officer Chief Technology Officer 50 50The Digital Transformation of Self- Storage Operations Natalia Johnson Michael Braine Chief Administrative Officer Chief Technology Officer 50 50

Digital Company with Optimized Data-Driven Operations Wired Property, Our customer journey is fully Self-Service Asset Management Leasing & Office digitized and our asset management digital transformation is well underway, providing: An exceptional customer experience Smart Cameras & Security Optimized Data-Driven Operations Enhanced customer usage intelligence Digital Property Access Systems Digital Locks Data-driven operational optimization 51Digital Company with Optimized Data-Driven Operations Wired Property, Our customer journey is fully Self-Service Asset Management Leasing & Office digitized and our asset management digital transformation is well underway, providing: An exceptional customer experience Smart Cameras & Security Optimized Data-Driven Operations Enhanced customer usage intelligence Digital Property Access Systems Digital Locks Data-driven operational optimization 51

Best Technology Platform in the Industry Customer Omnichannel customer acquisition Technology enabled properties Experience and account management Proprietary WebCHAMP2 Data Science and Advanced Analytics Platform Self-Storage Operating systems for customer Revenue management and data-driven decision making Technology relationship and property management Call Center Asset Management Corporate Human Resources Operations Best of Breed Functional Solutions Digital Core Foundation 52Best Technology Platform in the Industry Customer Omnichannel customer acquisition Technology enabled properties Experience and account management Proprietary WebCHAMP2 Data Science and Advanced Analytics Platform Self-Storage Operating systems for customer Revenue management and data-driven decision making Technology relationship and property management Call Center Asset Management Corporate Human Resources Operations Best of Breed Functional Solutions Digital Core Foundation 52

Digital Operations to Drive Performance Digitized, machine learning, and AI-enabled operations Labor Management & Call Center Scheduling Technology Robots and AI create scale and improve performance Optimize labor based on Digital Company initiatives drive customer demand ability to scale and optimize resources Best-in-class system in each functional area Digital Leases Digital Delinquency Process Enterprise data warehouse Leases are now accessible from Automated delinquent tenant process and anywhere and are environmentally centrally-integrated contactless auction Massive and rapidly expanding friendly program data set to understand customer behavior 53 53Digital Operations to Drive Performance Digitized, machine learning, and AI-enabled operations Labor Management & Call Center Scheduling Technology Robots and AI create scale and improve performance Optimize labor based on Digital Company initiatives drive customer demand ability to scale and optimize resources Best-in-class system in each functional area Digital Leases Digital Delinquency Process Enterprise data warehouse Leases are now accessible from Automated delinquent tenant process and anywhere and are environmentally centrally-integrated contactless auction Massive and rapidly expanding friendly program data set to understand customer behavior 53 53

Enterprise Platform Supports Data Driven Decisions

Acquisition & Development

- Historical performance
- Yields
- Real estate value
- Demographic data
- Supply data

Asset Management

- Asset inventory
- Repair tickets
- Replacement costs
- Lifecycles
- Vendor performance
- Efficiencies / consumption rates



Optimized Data-Driven Operations

- ☑ Maximize pricing
- ☑ Predictive customer behavior
- ☑ Control costs
- ☑ Optimal labor and staffing
- ☑ Reliable and efficient operations
- ☑ Targeted investment decisions

Customer

- Channel move-in preference
- Property usage patters
- Payment patterns
- Service inquires
- Move-out data

Revenue Management & Marketing

- Pricing and promotions
- Rent increases
- Retargeting
- Predictive offers
- Public Storage App

People

- Performance
- Employment
- Labor market rates
- Engagement
- Skillsets and training
- Schedules

Public Storage

54

Transforming the Self-Storage Operating Model

		Legacy Operating Model	Public Storage Evolution The right people at the right time to meet customer demand
1	Customer Move-In Preference	• 100% in-person • 45 minute average rental time	• ~50% eRental® and growing • 6 minute average eRental® time
2	Customer Processes	• Paper based • Information stored on property	• Fully digital • Centralized data for artificial intelligence and machine learning use
3	Call Center	• People at the call center	• People work from home + bots + AI
4	Staffing	• Largely fixed labor • Minimum of 1 person per property	• Customer demand-driven staffing • No minimum personnel requirement • Based on in-person demand
	Operating Model	**Legacy Operating Model** Outdated relative to the evolution of customer preferences	**Optimized Data-Driven Operations** Evolving to meet customer preference with a better cost structure

A better customer experience with optimized resources.
The right people at the right time to meet customer demand.

Public Storage

55

The Digital Transformation of Self-Storage Optimization is technology enabled and driven by customer preference Improved Customer Experience Enhanced Employee Experience Better Operating Efficiency Better customer service Optimized hours Increased data for revenue management Expedited self-service leasing Specialized roles Cost optimization Frictionless property use More career opportunities Operating margin expansion Customer Employee Technology 56The Digital Transformation of Self-Storage Optimization is technology enabled and driven by customer preference Improved Customer Experience Enhanced Employee Experience Better Operating Efficiency Better customer service Optimized hours Increased data for revenue management Expedited self-service leasing Specialized roles Cost optimization Frictionless property use More career opportunities Operating margin expansion Customer Employee Technology 56

Revenue Management & Data Science Discussion Tom Boyle Philip Kim Chief Financial Officer Chief Data and Analytics Officer Richard Craig VP, Revenue Management 57 57Revenue Management & Data Science Discussion Tom Boyle Philip Kim Chief Financial Officer Chief Data and Analytics Officer Richard Craig VP, Revenue Management 57 57

Leading the Industry in Data and Analytics

Sales Funnel

- Search engine demand & performance
- Website session level
- Call center calls & conversion
- Third party data
- Omnichannel conversions

Customer

- WebCHAMP2 CRM interaction data
- Lifetime customer value
- PS App use and behavior
- Demographic & psychographic data
- Call center and bot interactions

Market & Competition

- New & future storage supply
- Asset quality of supply
- Real estate investment pipeline
- Locations & intrinsic attributes
- Detailed competitor pricing

Property & IoT

- Revenue and pricing experiments
- Local move in/out history
- Gate & building access history
- Elevator access & usage metrics
- Security surveillance video
- eLocks for customer units

Data Science Uses

- ☑ AI-based targeted advertising
- ☑ Customer journey optimization & eRental® adoption
- ☑ Website feature development & testing
- ☑ Pricing & promotion algorithms
- ☑ Real-time adaptive pricing
- ☑ Real estate site selection and unit mix

Public Storage

58

Customer Touchpoints By the Numbers 1.1 Billion 5+ Million 240K 46 Million Search and Ad Impressions Web sessions for analysis Online web/app payments App downloads 30 Million 1.4 Million 850K 280K 59 Property visits details + IoT events for entry/exit, elevator usage, eLocks Customer calls Service calls Processed issuesCustomer Touchpoints By the Numbers 1.1 Billion 5+ Million 240K 46 Million Search and Ad Impressions Web sessions for analysis Online web/app payments App downloads 30 Million 1.4 Million 850K 280K 59 Property visits details + IoT events for entry/exit, elevator usage, eLocks Customer calls Service calls Processed issues

Leveraging our Data for Customer Engagement Integrated system of people, process and data for analytics and machine learning Customer Omni-channel The multiple ways that a customer can Onsite / Property Call Center Website Mobile App choose to interact with us Centralized data Centralized data creates visibility to customer activity and internal performance across our touchpoints 60Leveraging our Data for Customer Engagement Integrated system of people, process and data for analytics and machine learning Customer Omni-channel The multiple ways that a customer can Onsite / Property Call Center Website Mobile App choose to interact with us Centralized data Centralized data creates visibility to customer activity and internal performance across our touchpoints 60

® Analyzing eRental Launch (first 9 months) ® <<< eRental Animation Shown Here >>> Fast customer adoption Now nearly 50% of leases ® are via eRental Great success with continual improvement via funnel analysis 61® Analyzing eRental Launch (first 9 months) ® <<< eRental Animation Shown Here >>> Fast customer adoption Now nearly 50% of leases ® are via eRental Great success with continual improvement via funnel analysis 61

Maximizing Our Revenues Dimensions of Revenue Move in Price Move in Volume Maximize Revenue Tenant Rate Increases Length of Stay 62Maximizing Our Revenues Dimensions of Revenue Move in Price Move in Volume Maximize Revenue Tenant Rate Increases Length of Stay 62

Core Pricing Models

- Vacate & Inventory Forecast
- Demand Forecast
- Price Optimization
- Overbooking
- Tenant Rate Increase Management

Machine Learning
Data Driven Optimization

Industry Leading Datasets
Billions of Records

Revenue Optimization

Public Storage

63

Optimizing Price & Maximizing Revenue High Sensitive Insensitive Low High Low Price 64 Move In VolumeOptimizing Price & Maximizing Revenue High Sensitive Insensitive Low High Low Price 64 Move In Volume

Optimizing Price & Maximizing Revenue <<< Pricing Animation Shown Here >>> High Low High Low Price 65 Move In VolumeOptimizing Price & Maximizing Revenue <<< Pricing Animation Shown Here >>> High Low High Low Price 65 Move In Volume

Elasticity of Demand & Price Price vs Conversion Optimal price for maximum revenue 66Elasticity of Demand & Price Price vs Conversion Optimal price for maximum revenue 66

Key Technology Trends Leveraging technology, people and process speeds time to market and lowers development cost Cloud Computing Big Data Machine learning 67Key Technology Trends Leveraging technology, people and process speeds time to market and lowers development cost Cloud Computing Big Data Machine learning 67

Using Machine Learning to Recommend a Price

Better data = better prediction

Extensive Public Storage data over decades for 2,600+ Public Storage sites can explain real world scenarios

Split data into an enormous "tree"

Machine learning tries all combinations of data with every important variable to find significant patterns

PS Data + PS algos = higher revenue

Public Storage's proprietary data and proprietary algorithms predict and improve business revenue



Billions of customer touchpoints + pricing tests
Random Data subset
Random Data subset
Random Data subset
Random Data subset
0.2
0.1
0.3
0.4
0.25
Best price prediction

Public Storage

68

Customer Churn – Newer vs Older Customers <<< Customer Churn Animation Shown Here >>> Newer Customers Older Customers Less than 6 month tenure Greater than 6 month tenure 24% of tenants 76% of tenants 69Customer Churn – Newer vs Older Customers <<< Customer Churn Animation Shown Here >>> Newer Customers Older Customers Less than 6 month tenure Greater than 6 month tenure 24% of tenants 76% of tenants 69

Existing Tenant Increase Sensitivity Change in Price vs Change in Attrition Key Features • Customer Information ∆ Price ∆ Attrition • Market Intelligence • Customer Behavior • Rental Characteristics • Facility Access History Rent Increase Magnitude % 70 Incremental Attrition %Existing Tenant Increase Sensitivity Change in Price vs Change in Attrition Key Features • Customer Information ∆ Price ∆ Attrition • Market Intelligence • Customer Behavior • Rental Characteristics • Facility Access History Rent Increase Magnitude % 70 Incremental Attrition %

Rate Increase Magnitude Varies Significantly 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 Customer Base 71 Rent Increase %Rate Increase Magnitude Varies Significantly 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 Customer Base 71 Rent Increase %

Evolution of Revenue Management Real time Big data / ML Intraday surge Psychographic Web data Adaptive pricing Behavioral data High frequency Sales channel pricing Competitive data Demography Higher frequency Today Future Rules based Low frequency 72Evolution of Revenue Management Real time Big data / ML Intraday surge Psychographic Web data Adaptive pricing Behavioral data High frequency Sales channel pricing Competitive data Demography Higher frequency Today Future Rules based Low frequency 72

Supporting Site Selection Using proprietary data to model & score multi- billion dollar development & acquisition pipeline 73Supporting Site Selection Using proprietary data to model & score multi- billion dollar development & acquisition pipeline 73

Same Store Growth Outlook Tom Boyle Chief Financial Officer 74 74Same Store Growth Outlook Tom Boyle Chief Financial Officer 74 74

Industry Leading Revenue Generation

Highest Rental Revenue Per Available Square Foot in 12 of our Top 15 Markets[1]

1st Place

Public Storage		Extra Space Storage / Life Storage
Los Angeles	Atlanta	San Francisco
New York	Dallas	Tampa
Seattle	Houston	
Washington DC	Orlando	Charlotte (Life Storage)
Miami	Philadelphia	
Chicago	West Palm Beach	

Source: Company filings

1. Same store for quarter ended December 31, 2020. A measure of revenue performance (i.e., rental rate and occupancy) in each MSA defined as rental income divided by total rentable square feet. Excludes CubeSmart due to the company's inclusion of tenant insurance. See reconciliation of RevPAF by MSA in the appendix.
2. Same store, excluding National Storage Affiliates due to lack of data history. See a comparison by REIT in the appendix.

Rent-Driven Revenue Growth[2]



Occupancy
96%
92%
88%
84%
80%
4Q10
4Q12
4Q14
4Q16
4Q18
4Q20
Public Storage
Self-Storage REIT Peer Average



Rent Per Square Foot
$19
$17
$15
$13
$11
4Q10
4Q12
4Q14
4Q16
4Q18
4Q20
Public Storage
Self-Storage REIT Peer Average

75

Strengthening Our Operating Leadership Position

Same-Store NOI Margin[1]



Plan to increase margins by 2%+ over the next three years[2]
Operating model transformation leading to 25% payroll cost savings
Solar power and LED light returns leading to 30% utility cost savings
75.9%
71.3%
70.5%
70.1%
66.8%
Public Storage
Extra Space Storage
National Storage Affiliates
CubeSmart
LifeStorage

Public Storage

Source: Company filings

1. Year ended December 31, 2020. Margin is Direct Net Operating Income margin for Public Storage for comparability to self-storage REIT peer reporting methodologies.
2. Savings in hours for On-site property manager payroll and Supervisory payroll from specialization and technology enablement compared to 2019 levels.

76

A Strong Outlook Driven by Platform Innovation Favorable Outlook Annual Same-Store NOI Growth Strong demand trends 4.0% Improving supply trends 3.5% 3.0% Platform innovation improving margins 1.7% Five-Year Long-Term Outlook Margin expansion from operating model Historical Average and efficiency investments Source: Company filings 77 77A Strong Outlook Driven by Platform Innovation Favorable Outlook Annual Same-Store NOI Growth Strong demand trends 4.0% Improving supply trends 3.5% 3.0% Platform innovation improving margins 1.7% Five-Year Long-Term Outlook Margin expansion from operating model Historical Average and efficiency investments Source: Company filings 77 77

Growth Powered by Innovation Q&A 78 78Growth Powered by Innovation Q&A 78 78

3 Four-Factor Acceleration of Portfolio Growth 793 Four-Factor Acceleration of Portfolio Growth 79

Portfolio Enhancement Through Investment & Growth Joe Russell Chief Executive Officer 80 80Portfolio Enhancement Through Investment & Growth Joe Russell Chief Executive Officer 80 80

Redevelopment New Development Multiple Growth Drivers Maximize Opportunity Third-Party Management The only four-factor external growth program Acquisitions among the self-storage REITs provides: Broad domestic and international opportunity Optionality through market cycles 81Redevelopment New Development Multiple Growth Drivers Maximize Opportunity Third-Party Management The only four-factor external growth program Acquisitions among the self-storage REITs provides: Broad domestic and international opportunity Optionality through market cycles 81

Unrivaled Capabilities In-House Expertise Analytics and Underwriting Reputation and Execution § Most experienced and knowledgeable § Underwriting focus§ The preferred buyer teams in the industry (50+ people) ⎻ Cash flow profile and real estate value⎻ No contingency, execution certainty, cash buyer, and speed to close ⎻ Demand growth outlook § Cross-functional collaboration and ⎻ New supply risk efficiency across teams including: § Wide range of execution ⎻ Acquisitions⎻ Construction ⎻ Broad geographic range § Proprietary big data analytics for ⎻ Development⎻ Design ⎻ Lease up and stabilized properties underwriting and site selection § Strong industry and local municipality ⎻ Internal historical performance data relationships ⎻ Demand and supply data and analysis Expertise in deploying capital funded with a growth-oriented balance sheet 82 82Unrivaled Capabilities In-House Expertise Analytics and Underwriting Reputation and Execution § Most experienced and knowledgeable § Underwriting focus§ The preferred buyer teams in the industry (50+ people) ⎻ Cash flow profile and real estate value⎻ No contingency, execution certainty, cash buyer, and speed to close ⎻ Demand growth outlook § Cross-functional collaboration and ⎻ New supply risk efficiency across teams including: § Wide range of execution ⎻ Acquisitions⎻ Construction ⎻ Broad geographic range § Proprietary big data analytics for ⎻ Development⎻ Design ⎻ Lease up and stabilized properties underwriting and site selection § Strong industry and local municipality ⎻ Internal historical performance data relationships ⎻ Demand and supply data and analysis Expertise in deploying capital funded with a growth-oriented balance sheet 82 82

Driving Value Creation through Acquisitions and Development 1 Investment Since 2010% 7.7 16% 2 Stabilized NOI yield New Development 12% Redevelopment $ 6.2B $ Acquisitions 3.4B 3 72% Value creation Source: Company filings and data 1. Includes YTD investments closed as of 3/31/21. 2. Estimated stabilized NOI (typically achieved in years 3 to 5 of operations) as a percent of total cost (including land) 3. Assumes a 5% nominal cap rate on projected stabilized NOI 83 83Driving Value Creation through Acquisitions and Development 1 Investment Since 2010% 7.7 16% 2 Stabilized NOI yield New Development 12% Redevelopment $ 6.2B $ Acquisitions 3.4B 3 72% Value creation Source: Company filings and data 1. Includes YTD investments closed as of 3/31/21. 2. Estimated stabilized NOI (typically achieved in years 3 to 5 of operations) as a percent of total cost (including land) 3. Assumes a 5% nominal cap rate on projected stabilized NOI 83 83

Accelerating Capital Deployment in an Attractive Growth Environment Annual Investment Volume (millions) $2,915 $906 $793 $522 2018 2019 2020 2021E Development Acquisitions Source: Company filings and estimate 84Accelerating Capital Deployment in an Attractive Growth Environment Annual Investment Volume (millions) $2,915 $906 $793 $522 2018 2019 2020 2021E Development Acquisitions Source: Company filings and estimate 84

Fragmented Industry Provides Opportunity Self-Storage Market Share | Square Feet Owned Self-Storage Development Share | Since 2014 3.9% 9.4% 4.6% 2.6% 2.5% 79.0% 2.0% 96.1% The only self-storage REIT with a property development platform Source: Company filings, Self-Storage Almanac, and Yardi Matrix 85Fragmented Industry Provides Opportunity Self-Storage Market Share | Square Feet Owned Self-Storage Development Share | Since 2014 3.9% 9.4% 4.6% 2.6% 2.5% 79.0% 2.0% 96.1% The only self-storage REIT with a property development platform Source: Company filings, Self-Storage Almanac, and Yardi Matrix 85

Portfolio Enhancement & Growth <<< Portfolio Enhancement & Growth Video Shown Here >>> 86Portfolio Enhancement & Growth <<< Portfolio Enhancement & Growth Video Shown Here >>> 86

Development Andres Friedman SVP, Development 87 87Development Andres Friedman SVP, Development 87 87

Nationwide Development Strategy 1 Development Since 2010 $ 1.7B 1 Investment since 2010% 8.6 2 Stabilized NOI yield $ 1.3B 3 Value creation Source: Company filings and data 1. Includes YTD investments closed as of 3/31/21. 2. Estimated stabilized NOI (typically achieved in years 3 to 5 of operations) as a percent of total cost (including land) 88 88 3. Assumes a 5% nominal cap rate on projected stabilized NOINationwide Development Strategy 1 Development Since 2010 $ 1.7B 1 Investment since 2010% 8.6 2 Stabilized NOI yield $ 1.3B 3 Value creation Source: Company filings and data 1. Includes YTD investments closed as of 3/31/21. 2. Estimated stabilized NOI (typically achieved in years 3 to 5 of operations) as a percent of total cost (including land) 88 88 3. Assumes a 5% nominal cap rate on projected stabilized NOI

Development Platform Drives Exceptional Returns 1 Development — The Public Storage Way NOI Yield by Development Vintage Largest in-house development program in the industry 12.7% 50+ person team and growing 11.0% 8.0% Expected Average Data-driven submarket and site selection 7.6% 6.3% Optimized property size, design, and unit mix 3.9% Construction costs supported by efficiencies of scale and long-standing vendor relationships 2.0% 2014 2015 2016 2017 2018 2019 Source: Company filings and data Development Delivery Year 89 89 1. Based on 2020 NOIDevelopment Platform Drives Exceptional Returns 1 Development — The Public Storage Way NOI Yield by Development Vintage Largest in-house development program in the industry 12.7% 50+ person team and growing 11.0% 8.0% Expected Average Data-driven submarket and site selection 7.6% 6.3% Optimized property size, design, and unit mix 3.9% Construction costs supported by efficiencies of scale and long-standing vendor relationships 2.0% 2014 2015 2016 2017 2018 2019 Source: Company filings and data Development Delivery Year 89 89 1. Based on 2020 NOI

Multi-Faceted Development Strategy for Growth and Optimization New Development Redevelopment Conversion / Adaptive Reuse Land acquisition Expand opportunity on existing Repurposing existing real estate properties Ground-up construction Expands investment opportunities Increased densification for portfolio growth 90Multi-Faceted Development Strategy for Growth and Optimization New Development Redevelopment Conversion / Adaptive Reuse Land acquisition Expand opportunity on existing Repurposing existing real estate properties Ground-up construction Expands investment opportunities Increased densification for portfolio growth 90

Downtown Seattle New Development $ 26M Before After Total investment % 8.3 1 Stabilized NOI yield $ 43M Estimated stabilized 2 market value 2,209 148,000 % Units Square Feet 65 2 Value creation margin Source: Company filings and data 1. Estimated stabilized NOI as a percent of total cost (including land). 2. Assumes a 5.0% nominal cap rate on stabilized NOI. 91 91Downtown Seattle New Development $ 26M Before After Total investment % 8.3 1 Stabilized NOI yield $ 43M Estimated stabilized 2 market value 2,209 148,000 % Units Square Feet 65 2 Value creation margin Source: Company filings and data 1. Estimated stabilized NOI as a percent of total cost (including land). 2. Assumes a 5.0% nominal cap rate on stabilized NOI. 91 91

Los Angeles Redevelopment $ 27M Before Total investment After % 10.4 1 Stabilized NOI yield $ 56M Estimated stabilized 2 market value 3,958 260,300 % Units Square Feet 107 2 Value creation margin Source: Company filings and data 1. Estimated stabilized NOI as a percent of total cost (including land). 2. Assumes a 5.0% nominal cap rate on stabilized NOI. 92 92Los Angeles Redevelopment $ 27M Before Total investment After % 10.4 1 Stabilized NOI yield $ 56M Estimated stabilized 2 market value 3,958 260,300 % Units Square Feet 107 2 Value creation margin Source: Company filings and data 1. Estimated stabilized NOI as a percent of total cost (including land). 2. Assumes a 5.0% nominal cap rate on stabilized NOI. 92 92

San Francisco Bay Area Conversion $ 29M Before After Total investment % 12.3 1 Stabilized NOI yield $ 71M Estimated stabilized 2 market value 4,504 320,000 % Units Square Feet 145 2 Value creation margin Source: Company filings and data 1. Estimated stabilized NOI as a percent of total cost (including land). 2. Assumes a 5.0% nominal cap rate on stabilized NOI. 93 93San Francisco Bay Area Conversion $ 29M Before After Total investment % 12.3 1 Stabilized NOI yield $ 71M Estimated stabilized 2 market value 4,504 320,000 % Units Square Feet 145 2 Value creation margin Source: Company filings and data 1. Estimated stabilized NOI as a percent of total cost (including land). 2. Assumes a 5.0% nominal cap rate on stabilized NOI. 93 93

National U.S. New Development is Slowing Estimated National Self-Storage Supply Growth 6% 5% 4% Moderation in progress given oversupply and COVID 3% interruptions 2% 1% 0% 2015 2016 2017 2018 2019 2020 2021E 2022E Source: Yardi Matrix and Public Storage 94 94National U.S. New Development is Slowing Estimated National Self-Storage Supply Growth 6% 5% 4% Moderation in progress given oversupply and COVID 3% interruptions 2% 1% 0% 2015 2016 2017 2018 2019 2020 2021E 2022E Source: Yardi Matrix and Public Storage 94 94

Accelerating Development Deliveries Development outlook is increasingly favorable for Public Storage due to unique competitive advantages Development Delivery Outlook (millions) Flexing the Power of the Platform & Brand $700 New supply growth slowing Public Storage is growing the pipeline Land acquisition opportunities are increasing $215 Public Storage platform uniquely positioned for growth Development Deliveries in 2021 Development Deliveries in 2026 Note: 2026 deliveries are a company estimate. 95 95Accelerating Development Deliveries Development outlook is increasingly favorable for Public Storage due to unique competitive advantages Development Delivery Outlook (millions) Flexing the Power of the Platform & Brand $700 New supply growth slowing Public Storage is growing the pipeline Land acquisition opportunities are increasing $215 Public Storage platform uniquely positioned for growth Development Deliveries in 2021 Development Deliveries in 2026 Note: 2026 deliveries are a company estimate. 95 95

Acquisitions Michael McGowan SVP, Acquisitions 96 96Acquisitions Michael McGowan SVP, Acquisitions 96 96

Nationwide Acquisition Strategy 1 Acquisitions Since 2010 $ 4.4B 1 Investment % 7.7 2 Stabilized NOI yield $ 2.4B 3 Value creation Source: Company filings and data 1. Includes YTD investments closed as of 3/31/21. 2. Estimated stabilized NOI (typically achieved in years 3 to 5 of operations) as a percent of total cost (including land) 97 97 3. Assumes a 5% nominal cap rate on projected stabilized NOINationwide Acquisition Strategy 1 Acquisitions Since 2010 $ 4.4B 1 Investment % 7.7 2 Stabilized NOI yield $ 2.4B 3 Value creation Source: Company filings and data 1. Includes YTD investments closed as of 3/31/21. 2. Estimated stabilized NOI (typically achieved in years 3 to 5 of operations) as a percent of total cost (including land) 97 97 3. Assumes a 5% nominal cap rate on projected stabilized NOI

From Commoditized to Widely Recognized Rebranding significantly elevates product visibility, awareness, and performance 98From Commoditized to Widely Recognized Rebranding significantly elevates product visibility, awareness, and performance 98

Proven Value Creation: Acquisitions Acquisition Case Study — Pensacola, FL $60,000 $50,000 Public Storage Acquisition $40,000 Power of the brand Trajectory of Prior Owner $30,000 Marketing advantages $20,000 Revenue maximization -12 -11 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 Months Before & After Public Storage Assumed Ownership Operational excellence 99 99 Average Monthly RevenueProven Value Creation: Acquisitions Acquisition Case Study — Pensacola, FL $60,000 $50,000 Public Storage Acquisition $40,000 Power of the brand Trajectory of Prior Owner $30,000 Marketing advantages $20,000 Revenue maximization -12 -11 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 Months Before & After Public Storage Assumed Ownership Operational excellence 99 99 Average Monthly Revenue

Proven Value Creation: Acquisitions Acquisition Case Study — Mid Atlantic Portfolio (9 properties) $500,000 $450,000 Public Storage Acquisition $400,000 Power of the brand Trajectory of Prior Owner Marketing advantages $350,000 Revenue maximization $300,000 -12 -11 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 0 1 2 3 4 5 6 7 8 9 10 11 12 Operational excellence Months Before & After Public Storage Assumed Ownership 100 100 Average Monthly RevenueProven Value Creation: Acquisitions Acquisition Case Study — Mid Atlantic Portfolio (9 properties) $500,000 $450,000 Public Storage Acquisition $400,000 Power of the brand Trajectory of Prior Owner Marketing advantages $350,000 Revenue maximization $300,000 -12 -11 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 0 1 2 3 4 5 6 7 8 9 10 11 12 Operational excellence Months Before & After Public Storage Assumed Ownership 100 100 Average Monthly Revenue

Uniquely Positioned for ezStorage Value Creation $1.8 billion portfolio acquisition announced in April 2021 48 high-quality properties comprising 4.2 million square feet in desirable markets across Washington DC, Virginia, and Baltimore Benefits enabled by our scale, operating platform, development capabilities, and growth-oriented balance sheet 101 101Uniquely Positioned for ezStorage Value Creation $1.8 billion portfolio acquisition announced in April 2021 48 high-quality properties comprising 4.2 million square feet in desirable markets across Washington DC, Virginia, and Baltimore Benefits enabled by our scale, operating platform, development capabilities, and growth-oriented balance sheet 101 101

The Best-in-Class Mid-Atlantic Portfolio

ezStorage acquisition bolsters our in-progress Mid-Atlantic portfolio enhancement and diversification strategy

Acquisitions

- ezStorage acquisition immediately upgrades Mid-Atlantic portfolio quality
- Properties will be fully rebranded to benefit from the Public Storage brand

Property of Tomorrow

- Property refreshment is in progress across our existing Mid-Atlantic portfolio
- Total anticipated spend of $35 million to be completed by the end of 2021

Development & Redevelopment

- Ability to add new properties and redevelop existing properties
- An advantage unique to Public Storage given in-house development expertise and local portfolio size and composition

Public Storage



▼ = ezStorage
▼ = Public Storage
Bel Air
Cockeysville
Frederick
Eldersburg
Mount Airy
Urbana
Damascus
Middle River
Columbia
Olney
Leesburg
Glen Burnie
Severn
Potomac
Silver Spring
Bowie
McLean
Burke
Camp Springs
Manassas
Rosaryville
Chesapeake Beach
Waldorf
Bennsville
© 2021 Mapbox © OpenStreetMap

102

Accelerating Acquisition Volume to Drive Growth Annual Acquisitions (millions) Acquisition Environment is Increasingly Favorable $2,700 Transaction environment improving since 2019 A “win-win” marketplace • Sellers transact at fair valuations • Public Storage acquires and enhances cash flow growth $794 $800 Many recent acquisitions came through $430 relationship-based, off-market transactions $181 2018 2019 2020 2021E Annual Strong cost of capital Run Rate Note: Annual run rate is a company estimate. 103 103Accelerating Acquisition Volume to Drive Growth Annual Acquisitions (millions) Acquisition Environment is Increasingly Favorable $2,700 Transaction environment improving since 2019 A “win-win” marketplace • Sellers transact at fair valuations • Public Storage acquires and enhances cash flow growth $794 $800 Many recent acquisitions came through $430 relationship-based, off-market transactions $181 2018 2019 2020 2021E Annual Strong cost of capital Run Rate Note: Annual run rate is a company estimate. 103 103

Portfolio Growth Outlook Tom Boyle Chief Financial Officer 104 104Portfolio Growth Outlook Tom Boyle Chief Financial Officer 104 104

External Growth Initiatives Combination of recent and future activity to fuel FFO growth Embedded growth from recently acquired and built properties Increased future activity funded with attractive cost of capital 105 105External Growth Initiatives Combination of recent and future activity to fuel FFO growth Embedded growth from recently acquired and built properties Increased future activity funded with attractive cost of capital 105 105

Embedded NOI Growth Projected NOI from Non Same Store Properties LTM NOI Embedded NOI Upside to Stabilization $100 $90 $79 $ $80 $71 100MM $70 $58 $33 $60 $50 or 5% accretion to FFO $43 $24 embedded from recent activity $40 $30 $46 $20 $34 $28 $10 $0 Acquisitions Development Redevelopment Embedded growth represents the difference between the LTM NOI contribution and 5% acquisition yields, 8% development 106 106 yields and projected stabilization on redevelopments. Does not include ezStorageEmbedded NOI Growth Projected NOI from Non Same Store Properties LTM NOI Embedded NOI Upside to Stabilization $100 $90 $79 $ $80 $71 100MM $70 $58 $33 $60 $50 or 5% accretion to FFO $43 $24 embedded from recent activity $40 $30 $46 $20 $34 $28 $10 $0 Acquisitions Development Redevelopment Embedded growth represents the difference between the LTM NOI contribution and 5% acquisition yields, 8% development 106 106 yields and projected stabilization on redevelopments. Does not include ezStorage

Funding Growth and Value Creation

Illustrative Leverage Neutral Scenario

Investment	Amount (millions)	Stabilized NOI Yield
Development	$300	8.0%
Acquisitions	600	5.0%
Total	**$900**	**6.0%**

Funding	Amount (millions)	Interest Rate
Retained Cashflow	$400	0.0%
Debt Financing	500	2.5%
Total	**$900**	**1.4%**

FFO Accretion	**2.2%**
NAV Accretion (at 5% cap)	**0.5%**
YoY Leverage Impact (Debt / EBITDA)[1]	**0.0x**

2.2%

FFO Growth

Illustrative

Retained cashflow and organic cashflow growth provide **leverage neutral** investment capacity of **$900M per year**

Public Storage

1. Assumes 3% organic EBITDA growth

107

Funding Growth and Value Creation Illustrative Public Storage Increased Investment Investment Amount (millions) Stabilized NOI Yield Development $700 8.0% Acquisitions 800 5.0% % Total $1,500 6.4% 3.7 Funding Amount (millions) Interest Rate FFO Growth Illustrative Retained Cashflow $400 0.0% Debt Financing 1,100 2.5% Increasing investment activity to Total $1,500 1.8% match run rate plan funded with Public Storage balance sheet FFO Accretion 3.7% strength NAV Accretion (at 5% cap) 1.1% 1 YoY Leverage Impact (Debt / EBITDA) 0.2x 1. Assumes 3% organic EBITDA growth 108 108Funding Growth and Value Creation Illustrative Public Storage Increased Investment Investment Amount (millions) Stabilized NOI Yield Development $700 8.0% Acquisitions 800 5.0% % Total $1,500 6.4% 3.7 Funding Amount (millions) Interest Rate FFO Growth Illustrative Retained Cashflow $400 0.0% Debt Financing 1,100 2.5% Increasing investment activity to Total $1,500 1.8% match run rate plan funded with Public Storage balance sheet FFO Accretion 3.7% strength NAV Accretion (at 5% cap) 1.1% 1 YoY Leverage Impact (Debt / EBITDA) 0.2x 1. Assumes 3% organic EBITDA growth 108 108

Portfolio Growth Contribution Annual Illustrative FFO Growth Contribution of Stabilized Performance 3.7% 2.2% Attractive growth contribution with modest leverage impact Leverage neutral growth Increased investment volumes Annual Debt / EBITDA Impact 0.0x 0.2x 109 109Portfolio Growth Contribution Annual Illustrative FFO Growth Contribution of Stabilized Performance 3.7% 2.2% Attractive growth contribution with modest leverage impact Leverage neutral growth Increased investment volumes Annual Debt / EBITDA Impact 0.0x 0.2x 109 109

Accelerating Portfolio Growth Q&A 110 110Accelerating Portfolio Growth Q&A 110 110

4 Complementary Growth Engines 1114 Complementary Growth Engines 111

Third Party Management Peter Panos President, Third Party Management 112 112Third Party Management Peter Panos President, Third Party Management 112 112

Monetizing Our Competitive Advantages Brand and Scale Technology & Data Growth Profitability Relationships Deep addressable market First-mover technologies Asset-light income growth Operating and overhead Industry relationships with presents long-term brand and multifarious data to (management fee + tenant cost efficiencies, including numerous advantages, and scale benefits for enhance the customer insurance) marketing and supervisory including off-market owned portfolio experience and optimize the payroll acquisition potential operating model 113 113 113Monetizing Our Competitive Advantages Brand and Scale Technology & Data Growth Profitability Relationships Deep addressable market First-mover technologies Asset-light income growth Operating and overhead Industry relationships with presents long-term brand and multifarious data to (management fee + tenant cost efficiencies, including numerous advantages, and scale benefits for enhance the customer insurance) marketing and supervisory including off-market owned portfolio experience and optimize the payroll acquisition potential operating model 113 113 113

A Sizeable Addressable Market Within Our Footprint 114 114A Sizeable Addressable Market Within Our Footprint 114 114

Managed Properties are Operated as Our Own 115Managed Properties are Operated as Our Own 115

Growing Acquisitions from 7 our Platform Properties acquired through the third party program $ 78M Investment $ 150 Investment per square foot % 5.4 1 Stabilized NOI yield Source: Company filings and data 1. Estimated stabilized NOI (typically achieved in years 3 to 5 116 116 of operations) as a percent of total cost (including land)Growing Acquisitions from 7 our Platform Properties acquired through the third party program $ 78M Investment $ 150 Investment per square foot % 5.4 1 Stabilized NOI yield Source: Company filings and data 1. Estimated stabilized NOI (typically achieved in years 3 to 5 116 116 of operations) as a percent of total cost (including land)

Proven Operational Excellence Sharing Our Competitive Third-Party Management Case Study — Austin, TX Advantages $50,000 $45,000 $40,000 $35,000 Public Storage $30,000 Assumes $25,000 Management Trajectory of Prior REIT $20,000 Manager Power of the brand $15,000 Marketing superiority $10,000 -9 -7 -5 -3 -1 2 4 6 8 10 12 14 16 18 20 22 24 Revenue maximization Months Before & After Public Storage Assumed Management Operational excellence 117 117 Average Monthly RevenueProven Operational Excellence Sharing Our Competitive Third-Party Management Case Study — Austin, TX Advantages $50,000 $45,000 $40,000 $35,000 Public Storage $30,000 Assumes $25,000 Management Trajectory of Prior REIT $20,000 Manager Power of the brand $15,000 Marketing superiority $10,000 -9 -7 -5 -3 -1 2 4 6 8 10 12 14 16 18 20 22 24 Revenue maximization Months Before & After Public Storage Assumed Management Operational excellence 117 117 Average Monthly Revenue

Partner Endorsements I can say without hesitation that third party management provided by Public Storage exceeds their competitors. “ Their organization, the marketing, the knowledge, and expertise is second to none. % “ Aside from most competitive offering in the industry and great brand 95 recognition, they harness the power of data. of partners indicate Public Storage third party management has been good for We are very impressed with the time and attention we receive from top “ achieving their business goals members of management team and local knowledge of property staff. “ Their enormous presence in the marketplace has benefitted us tremendously. We had struggling locations that are now on pace for record performance. “ Public Storage has risen to the challenge by outperforming our previous management group in all areas. 118 “Partner Endorsements I can say without hesitation that third party management provided by Public Storage exceeds their competitors. “ Their organization, the marketing, the knowledge, and expertise is second to none. % “ Aside from most competitive offering in the industry and great brand 95 recognition, they harness the power of data. of partners indicate Public Storage third party management has been good for We are very impressed with the time and attention we receive from top “ achieving their business goals members of management team and local knowledge of property staff. “ Their enormous presence in the marketplace has benefitted us tremendously. We had struggling locations that are now on pace for record performance. “ Public Storage has risen to the challenge by outperforming our previous management group in all areas. 118 “

PP Strong Growth Trajectory Third Party Management Contracts Poised to Grow 500 15-person team and growing Focus on quality properties Multi-market momentum Strong pipeline 120 Today 2025E Note: 2025 is a company estimate. 119 119 119PP Strong Growth Trajectory Third Party Management Contracts Poised to Grow 500 15-person team and growing Focus on quality properties Multi-market momentum Strong pipeline 120 Today 2025E Note: 2025 is a company estimate. 119 119 119

Storage Insurance Capri Haga SVP, Risk Management 120 120Storage Insurance Capri Haga SVP, Risk Management 120 120

Offering Protection to Our Customers Insurance and Peace of Mind Offered at affordable rates Immediate coverage for damage caused by water, flood, fire, smoke, hail, lightning, windstorm, and vandalism Policies are fully reinsured by a wholly-owned, consolidated subsidiary of Public Storage 121 121 121Offering Protection to Our Customers Insurance and Peace of Mind Offered at affordable rates Immediate coverage for damage caused by water, flood, fire, smoke, hail, lightning, windstorm, and vandalism Policies are fully reinsured by a wholly-owned, consolidated subsidiary of Public Storage 121 121 121

Growth through Customer Adoption and Scalability Storage Insurance Premiums (millions) 40% premium growth expected $148 over the next five years through: Enhancements to existing offering Property portfolio growth $24 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2025E 122 Note: 2025 is a company estimate.Growth through Customer Adoption and Scalability Storage Insurance Premiums (millions) 40% premium growth expected $148 over the next five years through: Enhancements to existing offering Property portfolio growth $24 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2025E 122 Note: 2025 is a company estimate.

5 Ownership in Growing Platforms 1235 Ownership in Growing Platforms 123

Shurgard Self Storage and PS Business Parks Joe Russell Chief Executive Officer 124 124Shurgard Self Storage and PS Business Parks Joe Russell Chief Executive Officer 124 124

JR Strategic Growth with Clear Visibility 1 Contribution to Operating FFO PS Business Parks and Shurgard’s public-company attributes provide: Public Storage — Same Store Pool Transparency through Public Storage — Non-Same Store Pool 6.5% reporting, management access, and equity research 6.3% Public Storage — Ancillary Operations coverage 4.2% PS Business Parks Observable performance and 2.3% market valuation Shurgard 80.7% Source: Company filings 1. FFO directly attributable to property operations prior to financial items including interest income/expense, G&A, and preferred equity dividends. 125 125JR Strategic Growth with Clear Visibility 1 Contribution to Operating FFO PS Business Parks and Shurgard’s public-company attributes provide: Public Storage — Same Store Pool Transparency through Public Storage — Non-Same Store Pool 6.5% reporting, management access, and equity research 6.3% Public Storage — Ancillary Operations coverage 4.2% PS Business Parks Observable performance and 2.3% market valuation Shurgard 80.7% Source: Company filings 1. FFO directly attributable to property operations prior to financial items including interest income/expense, G&A, and preferred equity dividends. 125 125

Shurgard Self Storage

Largest owner and leading consolidator of self-storage in Europe

Portfolio	243 properties | 13 million square feet | 7 countries
Market Capitalization	$4.1 billion (EURONEXT: SHUR)
Public Storage Ownership	35% common equity stake | $1.4 billion
Shurgard Trademark Fee	1% of revenues paid to Public Storage
History	Acquired in 2006; IPO in 2018
Tax Basis	$549 million

- Significant recent growth across Western Europe
- Unique multi-country operating platform provides long-term growth opportunity
- Scale and operating advantages relative to local competitors
- Skilled management team
- Growth-oriented balance sheet

Public Storage

Source: Company filings and FactSet

126

PS Business Parks

Leading industrial-focused property owner in the United States

Portfolio	97 properties | 28 million square feet
Market Capitalization	$5.5 billion (NYSE: PSB)
Public Storage Ownership	42% equity stake (49% common equity / 51% OP units) | $2.3 billion
History	IPO in 1998
Tax Basis	$325 million

- Decades-long track record of growth and value creation
- Unique small-tenant industrial focus with proven operating competitive advantages
- Skilled leadership team
- Growth-oriented balance sheet

Public Storage

Source: Company filings and FactSet

127

JR Total Return Performance 1 Total Return Performance 2018 – 2021 CAGR 22.4% Shurgard and PS Business Parks have been additive to 15.0% 14.7% Public Storage’s valuation 11.3% and total returns over time REIT Index Source: Company filings and FactSet 1. Three years ended 4/16/21 for Public Storage, PS Business Parks, and REIT Index (NAREIT All Equity REIT). Shurgard measured from October 2018 IPO date. 128 128JR Total Return Performance 1 Total Return Performance 2018 – 2021 CAGR 22.4% Shurgard and PS Business Parks have been additive to 15.0% 14.7% Public Storage’s valuation 11.3% and total returns over time REIT Index Source: Company filings and FactSet 1. Three years ended 4/16/21 for Public Storage, PS Business Parks, and REIT Index (NAREIT All Equity REIT). Shurgard measured from October 2018 IPO date. 128 128

Ownership in Growing Platforms Self-Storage Platform Public Market Transparency Public Market Valuation Visibility Additive to Public Storage’s Growth Profile Public Storage’s Board of Trustees and Management strategically review these investments 129Ownership in Growing Platforms Self-Storage Platform Public Market Transparency Public Market Valuation Visibility Additive to Public Storage’s Growth Profile Public Storage’s Board of Trustees and Management strategically review these investments 129

6 Balance Sheet Strategy & Outlook 1306 Balance Sheet Strategy & Outlook 130

Balance Sheet Engine for Sustainable Growth Tom Boyle Chief Financial Officer 131 131Balance Sheet Engine for Sustainable Growth Tom Boyle Chief Financial Officer 131 131

Balance Sheet Engine for Sustainable Growth Strong access and cost of capital through cycles Flexibility to fund strategic opportunities Interest rate optionality to lower cost of perpetual preferred stock Sustainable growth financing with retained cash flow and debt 132 132Balance Sheet Engine for Sustainable Growth Strong access and cost of capital through cycles Flexibility to fund strategic opportunities Interest rate optionality to lower cost of perpetual preferred stock Sustainable growth financing with retained cash flow and debt 132 132

The Strongest REIT Balance Sheet Net Debt and Preferred Equity to EBITDA 8x 7x 6x 5x 4.0x 4x 3x 2x 1x 0x Public Alexandria Prologis CubeSmart Life Storage Digital Realty AvalonBay Equity Extra Space Welltower Ventas Boston Simon Storage Communities Residential Properties Moody’s / Baa1 / Baa2 / Baa2 / Baa2 / Baa2/ Baa1 / Baa1 / S&P Credit A2 / A A3 / A- A3 / A- A3 / A- Baa1 / A- A3 / A BBB+ BBB BBB BBB BBB BBB+ BBB+ Rating Source: Company filings, Moody’s, S&P, and Wall Street research; Public Storage is pro forma for ezStorage transaction and April 2020 unsecured bond offering. 133The Strongest REIT Balance Sheet Net Debt and Preferred Equity to EBITDA 8x 7x 6x 5x 4.0x 4x 3x 2x 1x 0x Public Alexandria Prologis CubeSmart Life Storage Digital Realty AvalonBay Equity Extra Space Welltower Ventas Boston Simon Storage Communities Residential Properties Moody’s / Baa1 / Baa2 / Baa2 / Baa2 / Baa2/ Baa1 / Baa1 / S&P Credit A2 / A A3 / A- A3 / A- A3 / A- Baa1 / A- A3 / A BBB+ BBB BBB BBB BBB BBB+ BBB+ Rating Source: Company filings, Moody’s, S&P, and Wall Street research; Public Storage is pro forma for ezStorage transaction and April 2020 unsecured bond offering. 133

Targeting Leverage for Sustainable Growth Net Debt and Preferred Equity to EBITDA 4.0x 3.2x Target: 4.0x to 5.0x 2.5x 1 2015 2020 Today Source: Company filings 1. Pro forma ezStorage acquisition and April 2021 bond offering. 134Targeting Leverage for Sustainable Growth Net Debt and Preferred Equity to EBITDA 4.0x 3.2x Target: 4.0x to 5.0x 2.5x 1 2015 2020 Today Source: Company filings 1. Pro forma ezStorage acquisition and April 2021 bond offering. 134

Adding Low-Cost Debt to Optimize Financing Mix 1 Debt and Preferred Equity on Balance Sheet (billions) Diversified Funding Sources and Lowered Cost Debt and free cash flow fund growth $4.0 • $5 billion of debt issued at a 1.9% blended rate $1.5 • U.S. dollar and euro denominated unsecured debt $1.0 $1.0 Debt — USD • Private placement and public markets Debt — EUR $4.1 $4.1 $3.8 Preferred Equity Preferred equity has been refinanced at lower rates • All $4.1 billion of 2015 preferreds have been refinanced 2015 2020 Today • Blended rate reduced by 100 bps to 4.9% % Debt 7% 42% 55% • $875MM of like for like preferred refinancing in 2021 would Cost of Debt and 2 add 0.4% full year FFO increase 5.6% 3.9% 3.1% Preferred Equity Net Debt + Preferred 2.5x 3.2x 4.0x Equity to EBITDA Source: Company filings 1. Pro forma for April 2021 unsecured bond offering 2. Assumes refinanced with preferred stock at 4.25% rate 135Adding Low-Cost Debt to Optimize Financing Mix 1 Debt and Preferred Equity on Balance Sheet (billions) Diversified Funding Sources and Lowered Cost Debt and free cash flow fund growth $4.0 • $5 billion of debt issued at a 1.9% blended rate $1.5 • U.S. dollar and euro denominated unsecured debt $1.0 $1.0 Debt — USD • Private placement and public markets Debt — EUR $4.1 $4.1 $3.8 Preferred Equity Preferred equity has been refinanced at lower rates • All $4.1 billion of 2015 preferreds have been refinanced 2015 2020 Today • Blended rate reduced by 100 bps to 4.9% % Debt 7% 42% 55% • $875MM of like for like preferred refinancing in 2021 would Cost of Debt and 2 add 0.4% full year FFO increase 5.6% 3.9% 3.1% Preferred Equity Net Debt + Preferred 2.5x 3.2x 4.0x Equity to EBITDA Source: Company filings 1. Pro forma for April 2021 unsecured bond offering 2. Assumes refinanced with preferred stock at 4.25% rate 135

Attractive Long Term Financing Costs Long-Dated Maturities Weighted average maturity % of maturities greater than 15 years 80.00% 20 70.00% 16.6 year maturity 60.00% 15 50.00% 43% of maturities 40.00% 10 30.00% greater than 15 years 20.00% 5 10.00% 0.00% 0 Extra Space Boston Life Storage Cubesmart Ventas Healthpeak Camden Welltower Realty Digital AvalonBay Duke Equity Simon Prologis Alexandria Public Properties Income Residential Storage Advantageous Financing Costs 3.1% weighted average cost Prologis Digital Realty Extra Space Simon Public Duke AvalonBay Cubesmart Boston Alexandria Camden Realty Healthpeak Life Storage Ventas Equity Welltower Storage Realty Properties Income Residential Note: Leverage metrics are pro forma for the ezStorage acquisition. Perpetual preferred stock maturity calculated as 30 years despite not having a maturity date. Weighted average cost includes unsecured debt 136Attractive Long Term Financing Costs Long-Dated Maturities Weighted average maturity % of maturities greater than 15 years 80.00% 20 70.00% 16.6 year maturity 60.00% 15 50.00% 43% of maturities 40.00% 10 30.00% greater than 15 years 20.00% 5 10.00% 0.00% 0 Extra Space Boston Life Storage Cubesmart Ventas Healthpeak Camden Welltower Realty Digital AvalonBay Duke Equity Simon Prologis Alexandria Public Properties Income Residential Storage Advantageous Financing Costs 3.1% weighted average cost Prologis Digital Realty Extra Space Simon Public Duke AvalonBay Cubesmart Boston Alexandria Camden Realty Healthpeak Life Storage Ventas Equity Welltower Storage Realty Properties Income Residential Note: Leverage metrics are pro forma for the ezStorage acquisition. Perpetual preferred stock maturity calculated as 30 years despite not having a maturity date. Weighted average cost includes unsecured debt 136

Reinvesting for Growth First quarter 2021 represented: th 160 Annual Common Stock Dividend (per share) Consecutive quarterly dividend paid $10 $8 th 10% CAGR 124 $6 3% Dividend Yield Consecutive growing or sustained quarterly dividend $4 $2 $ 300 – 500M $0 Annual retained cashflow 2005 2008 2011 2014 2017 2020 over the next 5 years Source: Company filings 137 137Reinvesting for Growth First quarter 2021 represented: th 160 Annual Common Stock Dividend (per share) Consecutive quarterly dividend paid $10 $8 th 10% CAGR 124 $6 3% Dividend Yield Consecutive growing or sustained quarterly dividend $4 $2 $ 300 – 500M $0 Annual retained cashflow 2005 2008 2011 2014 2017 2020 over the next 5 years Source: Company filings 137 137

Strong Access Across the Capital Stack Funding Strategic Opportunities Attractive Perpetual Capital Base Funding Ongoing Growth Retained Cash Flow Common Equity Perpetual Preferred Equity Institutional Equity Unsecured Debt USD and Euro Joint Venture Partners 138Strong Access Across the Capital Stack Funding Strategic Opportunities Attractive Perpetual Capital Base Funding Ongoing Growth Retained Cash Flow Common Equity Perpetual Preferred Equity Institutional Equity Unsecured Debt USD and Euro Joint Venture Partners 138

Positioned for Sustainable Growth $5B 86% 80% USD / 20% EUR Unsecured debt Fixed rate debt Denominated debt $4B Preferred equity 4.0x Net Debt + preferred equity to EBITDA A2 / A $300– 500MM Credit ratings from Annual retained cash flow Moody’s and S&P 7.5x th Fixed charge coverage ratio 160 Consecutive Growing or maintained quarterly dividend 99% 3.1% 16.6 years Unencumbered NOI Weighted average cost Weighted average maturity of in-place capital Note: Leverage metrics are pro forma for the ezStorage acquisition. Perpetual preferred stock maturity calculated as 30 years despite note having a maturity date. 139Positioned for Sustainable Growth $5B 86% 80% USD / 20% EUR Unsecured debt Fixed rate debt Denominated debt $4B Preferred equity 4.0x Net Debt + preferred equity to EBITDA A2 / A $300– 500MM Credit ratings from Annual retained cash flow Moody’s and S&P 7.5x th Fixed charge coverage ratio 160 Consecutive Growing or maintained quarterly dividend 99% 3.1% 16.6 years Unencumbered NOI Weighted average cost Weighted average maturity of in-place capital Note: Leverage metrics are pro forma for the ezStorage acquisition. Perpetual preferred stock maturity calculated as 30 years despite note having a maturity date. 139

Sustainable Long-Term Growth Outlook Tom Boyle Chief Financial Officer 140 140Sustainable Long-Term Growth Outlook Tom Boyle Chief Financial Officer 140 140

Key Drivers of Long-Term Growth Grow cash flow from our industry leading portfolio Fund run rate growth Accelerate portfolio with retained cash flow expansion and debt Increase scale of ancillary businesses 141Key Drivers of Long-Term Growth Grow cash flow from our industry leading portfolio Fund run rate growth Accelerate portfolio with retained cash flow expansion and debt Increase scale of ancillary businesses 141

Engines of Long-Term Growth

Illustrative Long-Term Growth

Same Store Growth	3.0%	+/- 3% long term SS NOI growth
Operating initiatives[1]	0.5%–1.0%	Operating innovation and efficiency investments
Portfolio Growth[2]	2.2%–3.7%	Increasing run rate of investments
Complementary Growth	0.5%–1.0%	Increasing scale of businesses
Leverage and Other[3]	0.5%	Financial leverage and other line items
FFO Growth	**6.7%–9.2%**	**Midpoint 8.0% FFO Growth**
Dividend Yield	3.0%	Growth in line with taxable income over time
Annual Total Return	**9.7%–12.2%**	**Midpoint 11.0% Total Returns**

Public Storage

Note: Intended to show the various likely drivers of future FFO growth over the long term. The illustration is not a company projection of specific near-term results.
1. Operating model changes, solar power and LED investments and other operating initiatives over time
2. Net of funding cost of retained cashflow and unsecured debt and at stabilization of acquisition and development
3. Includes growth from PSB, SHUR, financing costs and G&A

142

Undervalued Relative to Peers 1 EBITDA Multiple 29.2x 26.2x Premium operator, but discounted valuation 24.7x 24.4x 23.5x Life Storage CubeSmart Public Storage Extra Space National Storage Affliates Source: FactSet 143 143 1. Enterprise Value to consensus 2021 EBITDA estimateUndervalued Relative to Peers 1 EBITDA Multiple 29.2x 26.2x Premium operator, but discounted valuation 24.7x 24.4x 23.5x Life Storage CubeSmart Public Storage Extra Space National Storage Affliates Source: FactSet 143 143 1. Enterprise Value to consensus 2021 EBITDA estimate

The Power Behind the Orange Door Joe Russell Chief Executive Officer 144 144The Power Behind the Orange Door Joe Russell Chief Executive Officer 144 144

Sustainability — A Focus for Decades Environmental Social Governance A Low Impact Company A People Focus Integral to operational, financial, and reputational resilience 145 145Sustainability — A Focus for Decades Environmental Social Governance A Low Impact Company A People Focus Integral to operational, financial, and reputational resilience 145 145

Leadership Innovation Growth Most recognized brand Digital customer experience Revenue growth and expense control Best locations Technology platform Portfolio expansion through acquisition, development, and redevelopment Great people Operating model transformation Third party management Strongest balance sheet Revenue optimization and data science Storage insurance 146 146Leadership Innovation Growth Most recognized brand Digital customer experience Revenue growth and expense control Best locations Technology platform Portfolio expansion through acquisition, development, and redevelopment Great people Operating model transformation Third party management Strongest balance sheet Revenue optimization and data science Storage insurance 146 146

Our Commitment to Reset Communications Discuss company and industry dynamics on earnings calls and in quarterly supplemental reports Ongoing investor presentations to provide company and industry updates Advancement of ESG programs and reporting More proactive engagement Annual guidance 147Our Commitment to Reset Communications Discuss company and industry dynamics on earnings calls and in quarterly supplemental reports Ongoing investor presentations to provide company and industry updates Advancement of ESG programs and reporting More proactive engagement Annual guidance 147

7 Final Q&A 1487 Final Q&A 148

Appendix 149 149Appendix 149 149

Non-GAAP Reconciliations Net Income to EBITDA Reconciliation 2020 2015 2020 1Q2021 LTM Net income $1,318 $1,361 $1,428 Net operating income attributed to noncontrolling interests (8) (6) (7) Depreciation and amortization 425 553 564 Interest expense 1 56 57 Extraordinary and nonrecurring gains and losses (19) 96 51 PS Business Parks and Shurgard equity earnings (48) (80) (75) Distributions received from PS Business Parks and Shurgard 33 97 97 EBITDA $1,702 $2,077 $2,115 Source: Company filings 150Non-GAAP Reconciliations Net Income to EBITDA Reconciliation 2020 2015 2020 1Q2021 LTM Net income $1,318 $1,361 $1,428 Net operating income attributed to noncontrolling interests (8) (6) (7) Depreciation and amortization 425 553 564 Interest expense 1 56 57 Extraordinary and nonrecurring gains and losses (19) 96 51 PS Business Parks and Shurgard equity earnings (48) (80) (75) Distributions received from PS Business Parks and Shurgard 33 97 97 EBITDA $1,702 $2,077 $2,115 Source: Company filings 150

RevPAF[1] by MSA

Revenue Per Available Square Foot by MSA[1]

	Public Storage	Extra Space Storage	Life Storage
Los Angeles-Riverside-Orange County, CA	$25.99	$21.59	$21.49
San Francisco-Oakland-San Jose, CA	$26.39	$27.43	-
New York-N. New Jersey-Long Isl., NY-NJ-PA	$25.67	$23.78	$22.80
Seattle-Tacoma, WA	$19.40	-	-
Washington-Baltimore, DC-MD-VA-WV	$20.03	$18.38	-
Miami-Fort Lauderdale, FL	$19.65	$17.91	$17.87
Chicago-Gary-Kenosha, IL-IN-WI	$14.78	$14.75	$14.44
Atlanta, GA	$12.89	$12.30	$12.33
Dallas-Fort Worth, TX	$12.97	$11.81	$12.10
Houston-Galveston-Brazoria, TX	$12.06	$11.73	$11.89
Orlando, FL	$13.40	$13.12	$11.75
Philadelphia-Wilmington-Atlantic City, PA-DE-NJ	$17.14	$16.00	-
West Palm Beach, FL	$18.08	-	-
Tampa-St. Petersburg-Clearwater, FL	$13.59	$15.98	$14.35
Charlotte, NC	$10.55	-	$11.86

Public Storage

Source: Company filings
1. Same-store for quarter ended December 31, 2020. A measure of revenue performance (i.e., rental rate and occupancy) in each MSA defined as rental income divided by total rentable square feet. Excludes CubeSmart due to the company's inclusion of tenant insurance.

151